Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of New Generation Biofuels Holdings, Inc. (the “Company”) on Form 10-K/A for the fiscal year ended December 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Cary J. Claiborne, Chief Executive Officer, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 30, 2010	By:	/s/ Cary J. Claiborne
Cary J. Claiborne
Chief Executive Officer (principal executive officer)